SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    July 13, 2001
                                                       -------------------


                             CORECOMM LIMITED
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
-------------------------------------------------------------------------------
(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
-------    -------------

     On July 13, 2001, CoreComm Limited issued a press release announcing additional progress in executing on its business plan.

     A copy of the press release referenced herein is attached as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.
-------    ----------------------------------
           Exhibits

99.1       Press release, issued July 13, 2001.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORECOMM LIMITED
                                        (Registrant)

                                        By: /s/  Richard J. Lubasch
                                        ----------------------------------
                                        Name:    Richard J. Lubasch
                                        Title:   Senior Vice President-
                                                 General Counsel


Dated: July 16, 2001

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                   Page
-------                                                                   -----

99.1     Press release, issued July 13, 2001

                                                                    Exhibit 99.1
[CORECOMM LOGO]

FOR IMMEDIATE RELEASE



                 CORECOMM LIMITED ANNOUNCES ADDITIONAL PROGRESS
                        IN EXECUTING ON ITS BUSINESS PLAN
                        ---------------------------------

         New York, New York, (July 13, 2001): CoreComm Limited (NASDAQ: COMM) announced today that it continues to make significant progress to execute on its business plan, including several successful initiatives to reorganize and reduce operating costs for the entire Company, while maintaining modest revenue growth.

         The Company has finalized its operating structure and it has been streamlined to focus on its two most successful and promising lines of business. The first is integrated communications products and other high bandwidth/data/web-oriented services for the business market; the second is bundled local telephony and Internet products efficiently sold, serviced and provisioned via Internet-centric interfaces to the residential market.

         Over the last few months, the Company has engaged in significant efforts to reduce operating expenses in all areas of its business, while maintaining its revenue initiatives. These plans are being implemented through a variety of means, including facility consolidation, headcount reduction, efficiency improvements, vendor negotiations and network optimization.

         Geographically, the Company has made further progress to consolidate its operations. Business telecoms sales will be targeted to the Mid-Atlantic region and the Company's existing Mid-West markets, Cleveland, Columbus, Chicago and the Great Lakes region. The Company has completed the process of consolidating its operational facilities for business services from the Mid-West into the Company's existing operations in the East. In the residential division, the Company will focus its growth in the Mid-West, with targeted Mid-Atlantic expansion, and is currently consolidating service operations primarily into one facility in Columbus. In the Internet division, the Company's call center operations in Wisconsin will be consolidated into the existing facility in Lansing, Michigan which will allow for improved customer service and provisioning.

         In addition to the reductions previously announced, CoreComm has identified approximately 110 employee positions that will be eliminated in conjunction with the Company's ongoing effort to increase its profitability. These reductions will occur as a result of initiatives to consolidate facilities and also to create greater efficiency in various areas of the Company, including significant savings in customer operations. These initiatives are targeted to be completed early in the third quarter 2001, and the Company does not expect to engage in additional significant headcount reductions for the foreseeable future.

CoreComm Limited
July 13, 2001
Page 2

         The Company has also engaged in significant efforts to and capitalize on more profitable UNE-P and Enhanced Extended Loop (EEL) provisioning and pricing to reduce existing network costs and capital expenditures, and enhance gross margins going forward. In the last few months, a large portion of our business and residential local access lines have been converted to these more profitable services, resulting in improved operating results on a going forward basis.

         In addition, the Company has consolidated the network operations of CoreComm and its recent acquisitions, ATX and Voyager. In conjunction with this integration, the Company has made significant progress in improving the operating efficiency of its networks, providing better service and expanded product offerings to our customer base, while also reducing network expense. The associated cost savings and product enhancements have come from increased overall efficiency, improved pricing terms, as well as the elimination of duplicative or unneeded network facilities.

         Thomas Gravina, Chief Operating Officer of CoreComm said, "In an effort to maintain and improve its general financial position, the Company has also engaged in discussions with many of its vendors. The intent of these discussions has been to improve the terms and conditions of its various arrangements. These discussions have included the reduction or elimination of current payable balances as well as more favorable present and future contract terms and conditions. The Company has been successful in these discussions to date, particularly with the many vendors that wish to maintain an ongoing successful relationship with the Company.

          "We are executing the revised business model that was previously announced and are experiencing success in the markets we currently serve. We are continuing to see a demand for our products and services and we are providing a real alternative choice for businesses and consumers for their telecommunications needs. Although the capital markets continue to be challenging for many industries, we are going down the path of future profitability and execution of our successful business model."

                                    * * * * *

CoreComm Limited
July 13, 2001
Page 3

         CoreComm provides integrated telephone, Internet and data services to business and residential customers in several markets in the United States.


                        Safe Harbor Statement Under the
               Private Securities Litigation Reform Act of 1995:
               -------------------------------------------------

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual achievement to be different from those contemplated. The Company assumes no obligation to update forward-looking statements.


Contact:  CoreComm Limited:

         Michael A. Peterson, Vice President - Corporate Development Richard J. Lubasch, General Counsel
         212-906-8485